SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 30, 2001, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-NC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                  333-40426              13-3439681
------------------------------      -------------       -----------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification Number)

         390 Greenwich Street
         New York, New York                                   10013
---------------------------------------                    -----------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------





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                                       -2-


Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated May 24, 2001, in connection with the Registrant's issuance of a series of certificates, entitled New Century Home Equity Loan Trust, Series 2001-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 30 Bank National Association as trustee. The Certificates designated as the Series 2001-NC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

COMPUTATIONAL MATERIALS

         Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-




Item 7.  FINANCIAL STATEMENTS AND EXHIBITs

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                        Description
         -----------                        -----------

             99.1 Computational Materials (as defined in Item 5) that have been provided by Salomon Smith Barney Inc. to certain prospective purchasers of New Century Home Equity Loan Trust, Series 2001-NC1, Asset Backed
                                            Pass-Through Certificates, Series
                                            2001-NC1.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 30, 2001


                                     SALOMON BROTHERS MORTGAGE
                                     SECURITIES VII, INC.


                                     By: /s/  Matthew R. Bollo
                                         ---------------------------------
                                     Name:    Matthew R. Bollo
                                     Title:   Assistant Vice President


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                                INDEX TO EXHIBITS



                                                                 Sequentially
Exhibit No.     Description                                      Numbered Page
-----------     -----------                                      -------------
    99.1        Computational Materials (as defined in Item 5)          P
                that have been provided by Salomon Smith
                Barney Inc. to certain prospective purchasers of New Century Home Equity Loan Trust, Series
                2001-NC1, Asset Backed Pass-Through
                Certificates.